UNITED STATES
SECURITIES AND EXCHANGE  COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)      August 15, 2016

                                                 HICKOK INCORPORATED
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-147 (Commission File Number)	34-0288470 (IRS Employer Identification No.)

    10514 Dupont Avenue      Cleveland, Ohio                                                                                44108
    (Address of principal executive offices)                                                                             (Zip Code)

Registrant's telephone number, including area code         (216) 541-8060

                                                                          Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    (b)

On August 15, 2016, Gregory M. Zoloty informed Hickok Incorporated (the “Company”) of his decision to retire as Vice President, Finance, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary of the Company. The effective date of Mr. Zoloty's retirement has not yet been determined, although he will continue to perform in his current role with the Company on a full time basis until at least December 16, 2016 in order to effect a smooth transition of responsibilities. The Company may also enter into a consulting agreement with Mr. Zoloty at a later date for this purpose.

SIGNATURES
            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HICKOK INCORPORATED

  /s/ Robert L. Bauman
Robert L. Bauman
   President and CEO

Date:    August 19, 2016